EXHIBIT 10.30

                         SANDSPORT DATA SERVICES, INC.,
                                 SANDATA, INC.,
                       SANDATA HOME HEALTH SYSTEMS, INC.,
                           SANTRAX PRODUCTIVITY, INC.,
                             SANDATA SPECTRUM, INC.,
                            PRO-HEALTH SYSTEMS, INC.,
                     formerly known as Sandata Inteck, Inc.,
                              SANTRAX SYSTEMS, INC.

                                       AND

                                  HSBC BANK USA
                                formerly known as
                               MARINE MIDLAND BANK



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                     THIRD AMENDMENT AND WAIVER DATED AS OF
                        AUGUST 24, 2001 TO LOAN AGREEMENT
                           DATED AS OF APRIL 18, 1997

                   -------------------------------------------

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     THIS THIRD AND  WAIVER  AMENDMENT  made as of the 24th day of August,  2001 among SANDSPORT DATA SERVICES, INC., a New York corporation having its principal place of business at 26 Harbor Park Drive, Port Washington, New York 11050 (the
"Company"),   SANDATA,   INC.,  SANDATA  HOME  HEALTH  SYSTEMS,   INC.,  SANTRAX
PRODUCTIVITY, INC., SANDATA SPECTRUM, INC. and PRO-HEALTH SYSTEMS, INC., formerly known as Sandata Inteck, Inc., each a Delaware corporation having its principal place of business at 26 Harbor Park Drive, Port Washington, New York 11050 and SANTRAX SYSTEMS, INC., a New York corporation having its principal place of business at 26 Harbor Park Drive, Port Washington, New York 11050 (individually, a "Guarantor" and, collectively, the "Guarantors")

                                       and

     HSBC BANK USA, formerly known as Marine Midland Bank, a New York bank, having an office at 534 Broad Hollow Road, Melville, New York 11747 (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Company, the Guarantors and the Bank entered into a certain revolving credit agreement dated as of April 18, 1997, as amended by a First Amendment dated as of August 3, 1999 and a Second Amendment dated as of February 14, 2000 (collectively, the "Agreement") providing for certain financial accommodations to the Company and which Agreement is now in full force and effect; and

     WHEREAS, the Company has requested that the Bank amend and waive compliance with certain terms and provisions of the Agreement and the Bank has agreed to amend and waive such terms and provisions;

     NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. As used in this Third Amendment capitalized terms, unless otherwise defined, shall have the meaning ascribed thereto in the Agreement.

     2. The Bank and the Company agree that as of August 23, 2001 the outstanding principal balance of the Revolving Credit Note was $4,050,000.00 and all interest due on the Revolving Credit Note has been paid through July 31, 2001.

     3. Section 5.10 (a) (ii) of the Agreement is hereby amended to delete the language contained therein and to substitute the following therefor:

               "(ii)Net Worth of at least $5,435,000 on May 31, 2001 to be increased by $150,000.00 to at least $5,585,000 on May 31, 2002 and to be increased by at least $150,000.00 as at the end of each fiscal year thereafter.

     4. The Borrower and each Guarantor hereby represents and warrants to the Bank that:

     (a) Each and every of the representations and warranties set forth in the Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

     (b) Except for the waivers granted hereunder, no Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist after giving effect hereto.

     5. Subject to the satisfaction of the conditions set forth in paragraph 10 hereof, the Bank hereby waives any noncompliance with the following provisions of the Agreement: (a) Section 5.10 (a) (ii) for the fiscal year ended May 31, 2001, solely to the extent that Net Worth was actually $5,435,000, rather than the required $7,561,000 and (b) Section 5.10 (b) for the fiscal year ended May 31, 2001, solely to the extent that a net profit after taxes of $1.00 was not attained and the Company had a net loss after taxes of $2,100,000. These waivers are limited to the circumstances and conditions set forth above. These shall not be deemed continuing or further waivers of these or any other terms or provisions of the Agreement.

     6. It is expressly understood and agreed that all collateral security for the Advances and other extensions of credit set forth in the Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Advances and other extensions of credit provided in the Agreement as herein amended. Without limiting the generality of the foregoing, the Company hereby absolutely and unconditionally confirms that each document and instrument executed by the Company pursuant to the Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Agreement (as herein amended).

     7. By their execution of this Amendment in the space provided below, each of the Guarantors indicated below hereby consent to this Amendment and reaffirm their continuing liability under their respective guarantees, in respect of the Agreement as amended hereby and all security agreements, documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantors).

     8. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Second Amendment.

     9. The Company agrees to pay on demand, and the Bank may charge any deposit or loan accounts(s) of the Company, all reasonable expenses incurred by the Bank in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Bank) under the Agreement.

     10. This Amendment shall become effective on such date as all of the following conditions shall be satisfied:

     (a) Collective Amended and Restated Security Agreement. The Bank shall have received a duly executed collective amended and restated security agreement.

     (b) UCC Financing Statements, Amendments and Searches. The Bank shall have received UCC-1 financing statements, UCC-3 amendments and UCC-11 searches.

     (c) Good Standing Certificates. The Bank shall have received good standing certificates from the applicable state of incorporation of the Company and each of the Guarantors and, if not incorporated in the State of New York, a certificate of authority to do business from the New York Secretary of State.

     (d)  Officers'  Certificates.   The  Bank  shall  have  received  officers'
          certificates of the Company and the Corporate Guarantors.

     (e) Opinion of Counsel. The Bank shall have received an opinion of counsel to the Company and the Guarantors.

     (f) Fees. All fees of the Bank and fees and disbursements of the Bank's counsel shall have been paid in full.

     (g) Legal Matters. All legal matters and the form and substance of all documents required hereunder shall be satisfactory to the Bank's counsel.

     11. This Amendment is dated as of August 24, 2001 and shall be effective on the date of execution by the Bank retroactive to such date.

     12. This Amendment may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.


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     IN WITNESS WHEREOF,  the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                        SANDSPORT DATA SERVICES, INC.


                                        By:/s/Bert E. Brodsky
                                           Bert E. Brodsky
                                           Chairman

                                        HSBC BANK USA


                                        By:/s/Gary Sarro
                                           Gary Sarro
                                           Vice President

     Each of the guarantors indicated below hereby consents to this Amendment and reaffirms its continuing liability under its respective guarantee in respect of the Agreement as amended hereby and all the security agreements, documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantors).

                                        SANDATA, INC.


                                        By:/s/Bert E. Brodsky
                                           Bert E. Brodsky
                                           President

                                        SANDATA HOME HEALTH
                                        SYSTEMS, INC.


                                        By:/s/Bert E. Brodsky
                                           Bert E. Brodsky
                                           President

                                        SANTRAX PRODUCTIVITY, INC.


                                        By: /s/Bert E. Brodsky
                                            Bert E. Brodsky
                                            President

                                        SANDATA SPECTRUM, INC.


                                        By:  /s/Bert E. Brodsky
                                             Bert E. Brodsky
                                             President

                                        PRO-HEALTH SYSTEMS, INC.
                                        formerly known as Sandata Inteck, Inc.


                                        By:  /s/Bert E. Brodsky
                                             Bert E. Brodsky
                                             President

                                        SANTRAX SYSTEMS, INC.


                                        By:  /s/Bert E. Brodsky
                                             Bert E. Brodsky
                                             President

State of New York, County of Nassau, ss:

     On the 24th day of August, in the year 2001, before me the undersigned, personally appeared BERT E. BRODSKY, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

                                                           /s/Linda Scarpantonio
                                                           Notary Public



State of New York, County of Suffolk, ss:

     On the day of , in the year 2001, before me the undersigned, personally appeared GARY SARRO, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.



                                                           Notary Public